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Exhibit 10.16

FOURTH AMENDMENT TO REAL ESTATE CONTRACT

        This FOURTH AMENDMENT TO REAL ESTATE CONTRACT (hereinafter sometimes referred to as the "Fourth Amendment") is hereby made and entered into as of this 22nd day of February, 2005, by and between PANATTONI DEVELOPMENT COMPANY, LLC, a California limited liability company, and the sellers listed on the attached Exhibit A (collectively, "Seller"), and DIVIDEND CAPITAL OPERATING PARTNERSHIP LP, a Delaware limited partnership ("Purchaser").

RECITALS

        A.    WHEREAS, Seller and Purchaser entered into that certain Real Estate Contract dated December 23, 2004, as amended on January 7, 2005, January 21, 2005 and February 15, 2005 (the "Contract"), regarding those certain real properties more particularly described in the Contract, which are located in the City of Memphis, County of Shelby, State of Tennessee; and

        B.    WHEREAS, Seller and Purchaser desire to amend the terms of the Contract as hereinafter set forth.

        NOW, THEREFORE, for and in consideration of the sum of the mutual covenants and agreements set forth in this Fourth Amendment, the premises, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by each of the parties hereto, notwithstanding anything to the contrary contained in the Contract, the parties hereto agree as follows:

1.
All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Contract.

2.
The Closing Date for the Shelby 5 property as set forth in Paragraph 1.6 is hereby amended to be February 25, 2005.

3.
Except as herein specifically modified and amended by this Fourth Amendment, all of the terms, covenants and conditions of the Contract are hereby ratified and confirmed and shall remain in full force and effect. This Fourth Amendment may be executed in multiple counterparts, each of which shall constitute an original but when taken together shall constitute one and the same instrument. Facsimile signatures shall constitute originals for all purposes under this Fourth Amendment.

4.
Except insofar as reference to the contrary is made in any such instrument, all references to the "Contract" in any future correspondence or notice shall be deemed to refer to the Contract as modified by this Fourth Amendment.

5.
This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Tennessee, without regard to principles of conflicts of laws.

SIGNATURE PAGE

        IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be executed as of the day and year first above written.

SELLER:
PANATTONI DEVELOPMENT COMPANY, LLC, a California limited liability company, for itself and as agent for the sellers listed on the attached Exhibit A
By:	Carl D. Panattoni, Trustee of the Panattoni Living Trust dated April 18, 1998, Sole Member
PURCHASER:
DIVIDEND CAPITAL OPERATING PARTNERSHIP LP, a Delaware limited partnership
By:	Dividend Capital Trust Inc., a Maryland corporation, its general partner
By:
Name:
Title:

Exhibit A

Property
Technicolor II 5140 Memphis Oaks Dr.	PANATTONI HOLDINGS, INC., a California corporation, MALONE ROAD 850 DM, LLC, MALONE ROAD 850 CP, LLC, and MALONE ROAD 850 JR, LLC
Shelby 4 4800 Hickory Hill	MERCY CAPITAL CENTER JOINT VENTURE, a California general partnership ("Mercy Capital"), MITCHELL INVESTMENTS, LLC, a Tennessee limited liability company ("Mitchell"),
Shelby 5	VAN VALKENBUGH-SHELBY 5, LLC, a Tennessee limited liability company, J & C INVESTMENTS, L.L.C., a California limited liability company ("VV-Shelby 5") and CHARLES KESSINGER
Shelby 19 5166 Pleasant Hill
RIEGER-SHELBY 19, LLC, a Tennessee limited liability company "Rieger-Shelby 19"), PANATTONI-SHELBY 19, LLC, a California limited liability company ("P-Shelby 19"), VANVALKENBURGH-SHELBY 19, LLC, a Tennessee limited liability company ("VV-Shelby 19"), JAMES F. JORDAN and wife, SUSAN R. JORDAN (collectively "Jordan")
Eastpark I 5300 Hickory Hill
PVV-5300 Hickory Hill, LLC, a Tennessee limited liability company ("PVV"), CARL D. PANATTONI ("CDP"), PANATTONI-5300 HICKORY HILL, LLC, a Tennessee limited liability company ("P-5300"), VAN VALKENBURGH-5300 HICKORY HILL, LLC, a Tennessee limited liability company ("VV-5300"), PML-5300 HICKORY HILL, LLC, a Tennessee limited liability company ("PML-5300"), RIEGER-5300 HICKORY HILL, LLC, a Tennessee limited liability company ("R-5300"), PANATTONI HOLDINGS, INC., a California corporation
Eastpark II 5405 Hickory Hill
PANATTONI-5405 HICKORY HILL, LLC, a Tennessee limited liability company, ("P-5405"), VAN VALKENBURGH-5405 HICKORY HILL, LLC, a Tennessee limited liability company ("VV-5405"), RIEGER-5405 HICKORY HILL, LLC, a Tennessee limited liability company ("R-5405"), MITCHELL-5405 HICKORY HILL, LLC, a Tennessee limited liability company ("M-5405")
Shelby 18 5155 Citation Drive
RIEGER-CITATION DRIVE, LLC, a Tennessee limited liability company ("Citation"), VAN VALKENBURGH-CITATION DRIVE, LLC, a Tennessee limited liability company ("VV-Citation"), PANATTONI-CITATION DRIVE, LLC, a Tennessee limited liability company ("P-Citation") and JAMES F. JORDAN and wife, SUSAN R. JORDAN (collectively "Jordan") (together "Seller")

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FOURTH AMENDMENT TO REAL ESTATE CONTRACT